SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Global Equity VIP
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund’s prospectus.
Sebastian P. Werner, PhD, Director. Portfolio Manager of the fund. Began managing the fund in 2013.
The following information replaces the existing similar disclosure contained under the “MANAGEMENT” sub-heading of the “Fund Details” section of the fund’s prospectus.
Sebastian P. Werner, PhD, Director. Portfolio Manager of the fund. Began managing the fund in 2013.
■	Joined DWS in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.
■	Portfolio Manager for Global and US Growth Equities: New York.
■	MBA in International Management from the Thunderbird School of Global Management; Master’s Degree (“Diplom-Kaufmann”) and PhD in Finance (“Dr.rer.pol.”) from the European Business School, Oestrich-Winkel.
Please Retain This Supplement for Future Reference
October 9, 2019
PROSTKR-106